ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES - Summary of Accrued Liabilities And Other Payable (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Accrued Liabilities and Other Liabilities [Abstract]
Warranty provision	$ 330	$ 60	$ 27
Accrued expenses	6,174	5,165
Fixed assets creditors	814	1,433
Others	254	50
Total	$ 7,572	$ 6,708